EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amendment No. 3 to Annual Report on Form 10-K/A of Baixo Relocation Services Inc. (the “Company”) for the year ended February 28, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Richard Hue, President/Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 28, 2017	/s/ Richard Hue
Richard Hue
President/Chief Executive Officer and Chief Financial Officer